EXHIBIT 10.09

RELIANCE STEEL & ALUMINUM CO.
DEFERRED COMPENSATION PLAN

(Amended and Restated Effective January 1, 2013)

6.2.	Payment of Frozen Retirement Benefit	14

ARTICLE 7 TERMINATION BENEFIT		15

7.1.	Termination Benefit	15

7.2.	Payment of Termination Benefit	16

7.3.	Frozen Termination Benefit	18

ARTICLE 8 DEATH BENEFIT		20

8.1.	Death Benefit	20

8.2.	Payment of Death Benefit	20

8.3.	Frozen Death Benefit	22

ARTICLE 9 BENEFICIARY DESIGNATION		23

9.1.	Beneficiary	23

9.2.	Beneficiary Designation; Change; Spousal Consent	24

9.3.	Acknowledgment	24

9.4.	No Beneficiary Designation	24

9.5.	Doubt as to Beneficiary	24

9.6.	Discharge of Obligations	24

ARTICLE 10 LEAVE OF ABSENCE		24

10.1.	Paid Leave of Absence	24

10.2.	Unpaid Leave of Absence	24

ARTICLE 11 TERMINATION OF PLAN, AMENDMENT OR MODIFICATION		25

11.1.	Termination of Plan	25

11.2.	Amendment	25

11.3.	Plan Agreement	25

11.4.	Effect of Payment	25

ARTICLE 12 ADMINISTRATION		26

12.1.	Committee Duties	26

12.2.	Administration Upon Change In Control	26

12.3.	Agents	26

12.4.	Binding Effect of Decisions	26

12.5.	Indemnity of Committee	26

12.6.	Employer Information	26

ARTICLE 13 OTHER BENEFITS AND AGREEMENTS		27

13.1.	Coordination with Other Benefits	27

ARTICLE 14 CLAIMS PROCEDURES		27

14.1.	Presentation of Claim	27

14.2.	Notification of Decision	27

14.3.	Review of a Denied Claim	28

14.4.	Decision on Review	28

14.5.	Legal Action	29

ARTICLE 15 TRUST		29

15.1.	Establishment of the Trust	29

15.2.	Interrelationship of the Plan and the Trust	29

15.3.	Distributions From the Trust	29

ARTICLE 16 MISCELLANEOUS		29

16.1.	Status of Plan	29

16.2.	Unsecured General Creditor	29

16.3.	Company’s Liability	29

16.4.	Nonassignability	29

16.5.	Not a Contract of Employment	30

16.6.	Furnishing Information	30

16.7.	Terms	30

16.8.	Captions	30

16.9.	Governing Law	30

16.10.	Notice	30

16.11.	Successors	31

16.12.	Spouse’s Interest	31

16.13.	Validity	31

16.14.	Incompetent	31

16.15.	Distribution in the Event of Income Inclusion Under Code Section 409A	31

16.16.	Deduction Limitation on Benefit Payments	31

16.17.	Limited Cashout	32

PURPOSE

The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees who contribute materially to the continued growth, development and future business success of Reliance Steel & Aluminum Co., a California corporation, and its subsidiaries, if any, that participate in this Plan.  This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

This Plan is intended to comply with all applicable laws, including Code Section 409A and related Treasury guidance and Regulations, and shall be operated and interpreted in accordance with this intention.  This Plan is amended and restated effective January 1, 2013, unless otherwise provided for in the Plan.

ARTICLE 1
DEFINITIONS

For the purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

“Account Balance” shall mean, with respect to a Participant, an entry on the records of the Company equal to the sum of the Participant’s Annual Accounts.  The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

“Annual Account” shall mean, with respect to a Participant, an entry on the records of the Company equal to (a) the sum of the Participant’s Annual Deferral Amount and Company Contribution Amount for any one Plan Year, plus (b) amounts credited or debited to such amounts pursuant to this Plan, less (c) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Annual Account for such Plan Year.  The Annual Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

“Annual Deferral Amount” shall mean that portion of a Participant’s Base Salary and/or Bonus that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year.

“Annual Installment Method” shall mean the method used to determine the amount of each payment due to a Participant who has elected to receive a benefit over a period of years in accordance with the applicable provisions of the Plan.  The amount of each annual payment due to the Participant shall be calculated by multiplying the balance of the Participant’s Account Balance by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments due to the Participant.  The amount of the first annual payment shall be calculated as of the close of business on or about the Participant’s Benefit Distribution Date, and the amount of each subsequent annual payment shall be calculated on or about each anniversary of such Benefit Distribution Date.  For purposes of this Plan, the right to receive a benefit payment in annual installments shall be treated as the entitlement to a single payment.

“Base Salary” shall mean the annual cash compensation relating to services performed during any calendar year, excluding distributions from nonqualified deferred compensation plans, bonuses, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, director fees and other fees, and automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee’s gross income).  Base Salary shall be calculated before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or nonqualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant’s gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

“Base Salary Annual Account” shall mean, with respect to a Participant, an entry on the records of the Company equal to (a) the Participant’s Base Salary Deferral Amount for any one Plan Year, plus (b) amounts credited or debited to such amount pursuant to this Plan, less (c) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Base Salary Annual Account for such Plan Year.  The Base Salary Annual Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

“Base Salary Deferral Amount” shall mean that portion of a Participant’s Base Salary that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year.

“Beneficiary” shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant.

“Beneficiary Designation Form” shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

“Benefit Distribution Date” shall mean the date upon which all or an objectively determinable portion of a Participant’s vested benefits will become eligible for distribution, but not necessarily the date on which such distribution will occur.  Except as otherwise provided in the Plan, a Participant’s Benefit Distribution Date shall be determined based on the earliest to occur of an event or scheduled date set forth in Articles 4 through 8, as applicable.

“Board” shall mean the board of directors of the Company.

“Bonus” shall mean any compensation, in addition to Base Salary, earned by a Participant under any Employer’s annual bonus and cash incentive plans.

“Bonus Annual Account” shall mean, with respect to a Participant, an entry on the records of the Company equal to (a) the Participant’s Bonus Deferral Amount for any one Plan Year, plus (b) amounts credited or debited to such amount pursuant to this Plan, less (c) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Bonus Annual Account for such Plan Year.  The Bonus Annual Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

“Bonus Deferral Amount” shall mean that portion of a Participant’s Bonus that a Participant defers in accordance with Article 3 for any one Plan Year, without regard to whether such amounts are withheld and credited during such Plan Year.

“Change in Control” shall mean the occurrence of a “change in the ownership” or a “change in the effective control” of the Company, as determined in accordance with this Section.

In determining whether an event shall be considered a “change in the ownership” or a “change in the effective control” of the Company, the following provisions shall apply:

(a)           A “change in the ownership” of the Company shall occur on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, as determined in accordance with Treas. Reg. §1.409A-3(i)(5)(v).  If a person or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of the Company, or to have effective control of the Company within the meaning of part (b) of this Section, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the ownership” of the Company.

(b)           A “change in the effective control” of the Company shall occur on either of the following dates:

(i)            The date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company, as determined in accordance with Treas. Reg. §1.409A-3(i)(5)(vi).  If a person or group is considered to possess 50% or more of the total voting power of the stock of the Company, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the effective control” of the Company; or

(ii)           The date on which a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election, as determined in accordance with Treas. Reg. §1.409A-3(i)(5)(vi).

“Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

“Committee” shall mean the committee described in Article 12.

“Company” shall mean Reliance Steel & Aluminum Co., a California corporation, and any successor to all or substantially all of the Company’s assets or business.

“Company Contribution Amount” shall mean, for any one Plan Year, the amount determined in accordance with Section 3.4.

“Company Contribution Annual Account” shall mean, with respect to a Participant, an entry on the records of the Company equal to (a) the Participant’s Company Contribution Amount for any one Plan Year, plus (b) amounts credited or debited to such amount pursuant to this Plan, less (c) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Company Contribution Annual Account for such Plan Year.  The Company Contribution Annual Account shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

“Election Form” shall mean the form, which may be in electronic format, established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

“Employee” shall mean a person who is an employee of an Employer.

“Employer(s)” shall be defined as follows:

(a)           Except as otherwise provided in part (b) of this Section, the term “Employer” shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan.

(b)           For the purpose of determining whether a Participant has experienced a Separation from Service, the term “Employer” shall mean:

(i)            The entity for which the Participant performs services and with respect to which the legally binding right to compensation deferred or contributed under this Plan arises; and

(ii)           All other entities with which the entity described above would be aggregated and treated as a single employer under Code Section 414(b) (controlled group of corporations) and Code Section 414(c) (a group of trades or businesses, whether or not incorporated, under common control), as applicable.  In order to identify the group of entities described in the preceding sentence, the Committee shall use an ownership threshold of at least 50% as a substitute for the 80% minimum ownership threshold that appears in, and otherwise must be used when applying, the applicable provisions of (A) Code Section 1563 for determining a controlled group of corporations under Code Section 414(b), and (B) Treas. Reg. §1.414(c)-2 for determining the trades or businesses that are under common control under Code Section 414(c).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

“401(k) Plan” shall mean, with respect to an Employer, a plan qualified under Code Section 401(a) that contains a cash or deferral arrangement described in Code Section 401(k), sponsored or adopted by the Employer, as it may be amended from time to time, or any successor thereto.

“Participant” shall mean any Employee (a) who is selected to participate in the Plan, and (b) whose executed Plan Agreement (if requested by the Committee), Election Form and Beneficiary Designation Form are returned to the Committee; and (b) whose executed Plan Agreement (if requested by the Committee) is accepted by the Committee.

“Plan” shall mean the Reliance Steel & Aluminum Co. Deferred Compensation Plan, which shall be evidenced by this instrument, as it may be amended from time to time, and by any other documents that together with this instrument define a Participant’s rights to amounts credited to his or her Account Balance.

“Plan Agreement” shall mean a written agreement in the form prescribed by or acceptable to the Committee that evidences a Participant’s agreement to the terms of the Plan and which may establish additional terms or conditions of Plan participation for a Participant.  Unless otherwise determined by the Committee, the most recent Plan Agreement accepted with respect to a Participant shall supersede any prior Plan Agreements for such Participant.  Plan Agreements may vary among Participants and may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan.

“Plan Year” shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

“Retirement,” “Retire(s)” or “Retired” shall mean with respect to a Participant who is an Employee, a Separation from Service on or after the attainment of age 65 with 10 Years of Service.

“Separation from Service” shall mean a termination of services provided by a Participant, whether voluntarily or involuntarily, other than by reason of death, as determined by the Committee in accordance with Treas. Reg. §1.409A-1(h).  In determining whether a Participant has experienced a Separation from Service, the following provisions shall apply:

(a)           For a Participant who provides services to an Employer as an Employee, except as otherwise provided in part (d) of this Section, a Separation from Service shall occur when such Participant has experienced a termination of employment with such Employer.  A Participant shall be considered to have experienced a termination of employment when the facts and circumstances indicate that the Participant and his or her Employer reasonably anticipate that either (i) no further services will be performed for the Employer after a certain date, or (ii) that the level of bona fide services the Participant will perform for the Employer after such date

(whether as an Employee or an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by such Participant (whether as an Employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services to the Employer if the Participant has been providing services to the Employer less than 36 months).

(b)           If a Participant is on military leave, sick leave, or other bona fide leave of absence, the employment relationship between the Participant and the Employer shall be treated as continuing intact, provided that the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Employer under an applicable statute or by contract.  If the period of a military leave, sick leave, or other bona fide leave of absence exceeds 6 months and the Participant does not retain a right to reemployment under an applicable statute or by contract, the employment relationship shall be considered to be terminated for purposes of this Plan as of the first day immediately following the end of such 6-month period.  In applying the provisions of this paragraph, a leave of absence shall be considered a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Employer.

(c)           For a Participant who provides services to an Employer as an independent contractor, except as otherwise provided in part (d) of this Section, a Separation from Service shall occur upon the expiration of the contract (or in the case of more than one contract, all contracts) under which services are performed for such Employer, provided that the expiration of such contract(s) is determined by the Committee to constitute a good-faith and complete termination of the contractual relationship between the Participant and such Employer.

(d)           For a Participant who provides services to an Employer as both an Employee and an independent contractor within a Plan Year, a Separation from Service generally shall not occur until the Participant has ceased providing services for such Employer as both an Employee and independent contractor, as determined in accordance with the provisions set forth in parts (a) and (c) of this Section, respectively.  Similarly, if a Participant either (i) ceases providing services for an Employer as an independent contractor and begins providing services for such Employer as an Employee, or (ii) ceases providing services for an Employer as an Employee and begins providing services for such Employer as an independent contractor, the Participant will not be considered to have experienced a Separation from Service until the Participant has ceased providing services for such Employer in both capacities, as determined in accordance with the applicable provisions set forth in parts (a) and (c) of this Section.

“Specified Employee” shall mean any Participant who is determined to be a “key employee” (as defined under Code Section 416(i) without regard to paragraph (5) thereof) for the applicable period, as determined annually by the Committee in accordance with Treas. Reg. §1.409A-1(i).  In determining whether a Participant is a Specified Employee, the following provisions shall apply:

(a)           The Committee’s identification of the individuals who fall within the definition of “key employee” under Code Section 416(i) (without regard to paragraph (5) thereof) shall be based upon the 12-month period ending on each December 31st (referred to below as the “identification date”).  In applying the applicable provisions of Code Section 416(i) to identify such individuals, “compensation” shall be determined in accordance with Treas. Reg. §1.415(c)-2(a) without regard to (i) any safe harbor provided in Treas. Reg. §1.415(c)-2(d), (ii) any of the special timing rules provided in Treas. Reg. §1.415(c)-2(e), and (iii) any of the special rules provided in Treas. Reg. §1.415(c)-2(g); and

(b)           Each Participant who is among the individuals identified as a “key employee” in accordance with part (a) of this Section shall be treated as a Specified Employee for purposes of this Plan if such Participant experiences a Separation from Service during the 12-month period that begins on April 1st following the applicable identification date.

“Trust” shall mean one or more trusts established by the Company in accordance with Article 15.

“Unforeseeable Emergency” shall mean a severe financial hardship of the Participant resulting from (a) an illness or accident of the Participant, the Participant’s spouse, the Participant’s Beneficiary or the Participant’s dependent (as defined in Code Section 152 without regard to paragraphs (b)(1), (b)(2) and (d)(1)(b) thereof), (b) a loss of the Participant’s property due to casualty, or (c) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined by the Committee based on the relevant facts and circumstances.

“Years of Plan Participation” shall mean the total number of full Plan Years a Participant has been a Participant in the Plan prior to his or her Separation from Service (determined without regard to whether deferral elections have been made by the Participant for any Plan Year).  A partial year shall not be treated as a full Plan Year for purposes of this definition.

“Years of Service” shall mean the total number of full years in which a Participant has been employed by one or more Employers.  For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee’s date of hiring by the first Employer and that, for any subsequent year, commences on an anniversary of that hiring date.  A partial year of employment shall not be treated as a Year of Service.

ARTICLE 2
SELECTION, ENROLLMENT, ELIGIBILITY

2.1.         Selection by Committee.  Participation in the Plan shall be limited to, as determined by the Committee in its sole discretion, a select group of management or highly compensated Employees.  From that group, the Committee shall select, in its sole discretion, those individuals who may actually participate in this Plan.

2.2.         Enrollment and Eligibility Requirements; Commencement of Participation.

(a)           As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement (if requested by the Committee), an Election Form and a Beneficiary Designation Form by the deadline(s) established by the Committee in accordance with the applicable provisions of this Plan.  In addition, the Committee shall establish from time to time such other enrollment requirements as it determines, in its sole discretion, are necessary.

(b)           Each selected Employee who is eligible to participate in the Plan shall commence participation in the Plan on the date that the Committee determines that the Employee has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period.

(c)           If an Employee fails to meet all requirements established by the Committee within the period required, that Employee shall not be eligible to participate in the Plan during such Plan Year.

ARTICLE 3
DEFERRAL COMMITMENTS/COMPANY CONTRIBUTION AMOUNTS/
VESTING/CREDITING/TAXES

3.1.         Maximum Deferral.

(a)           Annual Deferral Amount.  For each Plan Year, only those Participants selected by the Committee may elect to defer, as his or her Annual Deferral Amount, Base Salary and/or Bonus up to the following maximum percentages for each deferral elected:

Deferral	Maximum Percentage
Base Salary	75%
Bonus	100%

(b)           Short Plan Year.  Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, then to the extent required by Section 3.2 and Code Section 409A and related Treasury Regulations, the maximum amount of the Participant’s Base Salary or Bonus that may be deferred by the Participant for the Plan Year shall be determined by applying the percentages set forth in Section 3.1(a) to the portion of such compensation attributable to services performed after the date that the Participant’s deferral election is made.

3.2.         Timing of Deferral Elections; Effect of Election Form.

(a)           General Timing Rule for Deferral Elections.  Except as otherwise provided in this Section 3.2, in order for a Participant to make a valid election to defer Base Salary and/or Bonus, the Participant must submit an Election Form on or before the deadline established by the Committee, which in no event shall be later than the December 31st preceding the Plan Year in which such compensation will be earned.

Any deferral election made in accordance with this Section 3.2(a) shall be irrevocable on December 31st preceding the Plan Year, and shall continue in force for subsequent Plan Years until modified.  Any such modification shall be in accordance with this Section 3.2(a) and shall be applied prospectively for Plan Years beginning after the date the Committee receives the modified Election Form.

(b)           Timing of Deferral Elections for Newly Eligible Plan Participants.  A selected Employee who first becomes eligible to participate in the Plan on or after the beginning of a Plan Year, as determined in accordance with Treas. Reg. §1.409A-2(a)(7)(ii) and the “plan aggregation” rules provided in Treas. Reg. §1.409A-1(c)(2), may be permitted to make an election to defer the portion of Base Salary and/or Bonus attributable to services to be performed after such election, provided that the Participant submits an Election Form on or before the deadline established by the Committee, which in no event shall be later than 30 days after the Participant first becomes eligible to participate in the Plan.

If a deferral election made in accordance with this Section 3.2(b) relates to compensation earned based upon a specified performance period, the amount eligible for deferral shall be equal to (i) the total amount of compensation for the performance period, multiplied by (ii) a fraction, the numerator of which is the number of days remaining in the service period after the Participant’s deferral election is made, and the denominator of which is the total number of days in the performance period.

Any deferral election made in accordance with this Section 3.2(b) shall become irrevocable no later than the 30th day after the date the selected Employee becomes eligible to participate in the Plan.

3.3.         Withholding and Crediting of Annual Deferral Amounts.  For each Plan Year, the Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Salary.  The Bonus portion of the Annual Deferral Amount shall be withheld at the time the Bonus is or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.  Annual Deferral Amounts shall be credited to the Participant’s Annual Account for such Plan Year at the time such amounts would otherwise have been paid to the Participant.

3.4.         Company Contribution Amount.

(a)           For each Plan Year, the Company may be required to credit amounts to a Participant’s Annual Account in accordance with the Participant’s Plan Agreement (if any), which amounts shall be part of the Participant’s Company Contribution Amount for that Plan Year.  Such amounts shall be credited to the Participant’s Annual Account for the applicable Plan Year on the date or dates prescribed by such agreements.

(b)           For each Plan Year, the Company, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant’s Annual Account under this Plan, which amount shall be part of the Participant’s Company Contribution Amount for that Plan Year.  The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year.  The Company Contribution Amount described in this Section 3.4(b), if any, shall be credited to the Participant’s Annual Account for the applicable Plan Year on a date or dates to be determined by the Committee.

3.5.         Vesting.

(a)           A Participant shall at all times be 100% vested in the portion of his or her Account Balance attributable to Annual Deferral Amounts, plus amounts credited or debited on such amounts pursuant to Section 3.6.

(b)           A Participant shall be vested in the portion of his or her Account Balance attributable to any Company Contribution Amounts, plus amounts credited or debited on such amounts pursuant to Section 3.6, in accordance with the vesting schedule(s) set forth in his or her Plan Agreement (if any).  If not addressed in such agreements, a Participant shall vest in the portion of his or her Account Balance attributable to any Company Contribution Amounts, plus amounts credited or debited on such amounts pursuant to Section 3.6, in accordance with the following schedule:

Years of Plan Participation	Vested Percentage
Less than 1 year	0%
1 year or more, but less than 2	20%
2 years or more, but less than 3	40%
3 years or more, but less than 4	60%
4 years or more, but less than 5	80%
5 years or more	100%

(c)           Notwithstanding anything to the contrary contained in this Section 3.5, in the event of a Change in Control, upon a Participant’s Separation from Service on or after qualifying for Retirement, on the Participant’s death prior to Separation from Service, or if the Participant is Disabled (defined below) at the time of his or her Separation from Service, any amounts that are not vested in accordance with Section 3.5(b) above, shall immediately become 100% vested.  The term “Disabled” shall mean a Participant’s physical or mental disability in accordance with the terms of agreement with the Company’s long-term disability insurer, as determined by the Committee.  If a Participant is not determined to be Disabled at the time of his or her Separation from Service, then the Participant shall not vest due to a Disability pursuant to this Section 3.5(c).

3.6.         Crediting/Debiting of Account Balances.  In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant’s Account Balance in accordance with the following rules:

(a)           Measurement Funds.  Subject to the restrictions found in Section 3.6(b) below, the Participant may elect one or more of the measurement funds selected by the Committee, in its sole discretion, which are based on certain mutual funds (the “Measurement

Funds”), for the purpose of crediting or debiting additional amounts to his or her Account Balance.  As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund.  Each such action will take effect as of the first day of the first calendar quarter that begins at least 30 days after the day on which the Committee gives Participants advance written notice of such change.

(b)           Election of Measurement Funds.  A Participant, in connection with his or her initial deferral election in accordance with Section 3.2 above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.6(a) above) to be used to determine the amounts to be credited or debited to his or her Account Balance.  If a Participant does not elect any of the Measurement Funds as described in the previous sentence, the Participant’s Account Balance shall automatically be allocated into the lowest-risk Measurement Fund, as determined by the Committee, in its sole discretion.  The Participant may (but is not required to) elect, by submitting an Election Form, to add or delete one or more Measurement Fund(s) to be used to determine the amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund.  If an election is made in accordance with the previous sentence, it shall apply as of the first business day deemed reasonably practicable by the Committee, in its sole discretion, and shall continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.  Notwithstanding the foregoing, the Participant may make this election only once each month or such other limit as the Committee, in its sole discretion, may impose on the frequency with which one or more of the Measurement Funds elected in accordance with this Section 3.6(b) may be added or deleted by such Participant and on the frequency with which the Participant may change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund.

(c)           Proportionate Allocation.  In making any election described in Section 3.6(b) above, the Participant shall specify on the Election Form, in increments of one percent (1%), the percentage of his or her Account Balance or Measurement Fund, as applicable, to be allocated/reallocated.

(d)           Crediting or Debiting Method.  The performance of each Measurement Fund (either positive or negative) will be determined on a daily basis based on the manner in which such Participant’s Account Balance has been hypothetically allocated among the Measurement Funds by the Participant.

(e)           No Actual Investment.  Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant’s election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant’s Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund.  In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the investments on which the Measurement Funds are based, no Participant shall have any rights in or to such investments themselves.  Without limiting the foregoing, a Participant’s Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.7.         FICA and Other Taxes.

(a)           Annual Deferral Amounts.  For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant’s Base Salary and/or Bonus, the Participant’s Employer(s) shall withhold from that portion of the Participant’s Base Salary and/or Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant’s share of FICA and other employment taxes on such Annual Deferral Amount.  If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.7.

(b)           Company Contribution Amounts.  When a Participant becomes vested in a portion of his or her Account Balance attributable to any Company Contribution Amounts, the Participant’s Employer(s) shall withhold from that portion of the Participant’s Base Salary and/or Bonus that is not deferred, in a manner determined by the Employer(s), the Participant’s share of FICA and other employment taxes on such amounts.  If necessary, the Committee may reduce the vested portion of the Participant’s Company Contribution Amount, as applicable, in order to comply with this Section 3.7.

(c)           Distributions.  The Participant’s Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

ARTICLE 4
SCHEDULED DISTRIBUTION; UNFORESEEABLE EMERGENCIES

4.1.         Scheduled Distributions.  Concurrently with each election to defer an Annual Deferral Amount, a Participant may elect to receive all or a portion of such Annual Deferral Amount, plus amounts credited or debited on that amount pursuant to Section 3.6, in the form of a lump sum payment or an Annual Installment Method over a period of five years, calculated as of the close of business on or about the Benefit Distribution Date designated by the Participant in accordance with this Section (a “Scheduled Distribution”).  The Benefit Distribution Date for the amount subject to a Scheduled Distribution election shall be the first day of any Plan Year designated by the Participant, which may be no sooner than two Plan Years after the end of the Plan Year to which the Participant’s deferral election relates, unless otherwise provided on an Election Form approved by the Committee.

Subject to the other terms and conditions of this Plan, for each Scheduled Distribution elected, the lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Benefit Distribution Date.  By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts that are earned in the Plan Year commencing January 1, 2009, the earliest Benefit Distribution Date that may be designated by a Participant would be

January 1, 2012, and the Scheduled Distribution would be paid or commence no later than 60 days after such Benefit Distribution Date.

4.2.         Postponing Scheduled Distributions.  A Participant may elect only once to postpone a Scheduled Distribution described in Section 4.1 above and/or change the form of payment, and have such amount paid or commence no later than 60 days after an allowable alternative Benefit Distribution Date designated in accordance with this Section 4.2.  In order to make such an election, the Participant must submit an Election Form to the Committee in accordance with the following criteria:

(a)           The election shall have no effect until at least 12 months after the date on which the election is made;

(b)           The new Benefit Distribution Date must be the first day of a Plan Year that is no sooner than five years after the previously designated Benefit Distribution Date; and

(c)           The election must be made at least 12 months prior to the Participant’s previously designated Benefit Distribution Date for such Scheduled Distribution.

For purposes of applying the provisions of this Section 4.2, a Participant’s election shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than the date that is 12 months prior to the Participant’s previously designated Benefit Distribution Date for such Scheduled Distribution.

4.3.         Other Benefits Take Precedence Over Scheduled Distributions.  Should an event occur prior to any Benefit Distribution Date designated for a Scheduled Distribution that would trigger a benefit under Articles 5 through 8, as applicable, all amounts subject to a Scheduled Distribution election shall be paid in accordance with the other applicable provisions of the Plan and not in accordance with this Article 4.

4.4.         Unforeseeable Emergencies.

(a)           If a Participant experiences an Unforeseeable Emergency prior to the occurrence of a distribution event described in Articles 5 through 8, as applicable, the Participant may petition the Committee to receive a partial or full payout from the Plan.  The payout, if any, from the Plan shall not exceed the lesser of (i) the Participant’s vested Account Balance, calculated as of the close of business on or about the Benefit Distribution Date for such payout, as determined by the Committee in accordance with provisions set forth below, or (ii) the amount necessary to satisfy the Unforeseeable Emergency, plus amounts necessary to pay Federal, state, or local income taxes or penalties reasonably anticipated as a result of the distribution.  A Participant shall not be eligible to receive a payout from the Plan to the extent that the Unforeseeable Emergency is or may be relieved (A) through reimbursement or compensation by insurance or otherwise, (B) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (C) by cessation of deferrals under this Plan.

If the Committee, in its sole discretion, approves a Participant’s petition for payout from the Plan, the Participant’s Benefit Distribution Date for such payout shall be the date on which such Committee approval occurs and such payout shall be distributed to the Participant in a lump sum no later than 60 days after such Benefit Distribution Date.  In addition, in the event of such approval the Participant’s outstanding deferral elections under the Plan shall be cancelled.

(b)           A Participant’s deferral elections under this Plan shall also be cancelled to the extent the Committee determines that such action is required for the Participant to obtain a hardship distribution from an Employer’s 401(k) Plan pursuant to Treas. Reg. §1.401(k)-1(d)(3).

ARTICLE 5
CHANGE IN CONTROL BENEFIT

5.1.         Change in Control Benefit.  In the event that a Change in Control occurs prior to the Participant’s Separation from Service or death, the Participant shall receive his or her vested Account Balance in the form of a lump sum payment (the “Change in Control Benefit”).  The Benefit Distribution Date for the Change in Control Benefit, if any, shall be the last day of the month on which the Change in Control occurs.

5.2.         Payment of Change in Control Benefit.  The Change in Control Benefit, if any, shall be calculated as of the close of business on or about the Participant’s Benefit Distribution Date, as determined by the Committee, and paid to the Participant no later than 60 days after the Participant’s Benefit Distribution Date.

ARTICLE 6
FROZEN RETIREMENT BENEFIT

6.1.         Frozen Retirement Benefit.  This Section 6.1 shall be applicable to the Plan Years prior to the 2013 Plan Year.  If a Participant experiences a Separation from Service that qualifies as a Retirement prior to a Change in Control or the Participant’s death, the Participant shall receive the portion of his or her vested Account Balance equal to the sum of the Participant’s vested Annual Accounts for the Plan Years prior to the 2013 Plan Year in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 6.2 (the “Frozen Retirement Benefit”).  A Participant’s Frozen Retirement Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be (i) the first day of the seventh month following the date on which the Participant experiences such Separation from Service if the Participant is a Specified Employee, and (ii) for all other Participants, the last day of the month in which the Participant experiences a Separation from Service; provided, however, if a Participant changes the form of distribution for the Frozen Retirement Benefit in accordance with Section 6.2(b), the Benefit Distribution Date for the Frozen Retirement Benefit shall be determined in accordance with Section 6.2(b).

6.2.         Payment of Frozen Retirement Benefit.  This Section 6.2 shall be applicable to the Plan Years prior to the 2013 Plan Year.

(a)           A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his or her Frozen Retirement Benefit in a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of the Frozen Retirement Benefit, then such Participant shall be deemed to have elected to receive the Frozen Retirement Benefit as a lump sum.

(b)           A Participant may change the form of payment for the Frozen Retirement Benefit only once by submitting an Election Form to the Committee in accordance with the following criteria:

(i)            The election shall not take effect until at least 12 months after the date on which the election is made;

(ii)           The new Benefit Distribution Date for the Participant’s Frozen Retirement Benefit shall be five years after the Benefit Distribution Date that would otherwise have been applicable to such benefit; and

(iii)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Retirement Benefit.

For purposes of applying the provisions of this Section 6.2(b), a Participant’s election to change the form of payment for the Frozen Retirement Benefit shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Retirement Benefit.  Subject to the requirements of this Section 6.2(b), the most recent Election Form that has become effective shall govern the form of payout of the Participant’s Frozen Retirement Benefit.

(c)           The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

ARTICLE 7
TERMINATION BENEFIT

7.1.         Termination Benefit.  This Section 7.1 shall be applicable to Plan Years beginning on or after January 1, 2013.  If a Participant experiences a Separation from Service prior to a Change in Control or the Participant’s death, the Participant shall receive his or her vested Account Balance, less the Frozen Termination Benefit (defined below), in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 7.2 (the “Termination Benefit”).  A Participant’s Termination Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be (i) the first day of the seventh month following the date on which the Participant experiences such Separation from Service if the

Participant is a Specified Employee, and (ii) for all other Participants, the last day of the month in which the Participant experiences a Separation from Service; provided, however, if a Participant changes the form of distribution for one or more Base Salary Annual Accounts in accordance with Section 7.2(a)(ii), Bonus Annual Accounts in accordance with Section 7.2(b)(ii), and/or Company Contribution Annual Accounts in accordance with Section 7.2(c)(ii), the Benefit Distribution Date for the Base Salary Annual Account(s), Bonus Annual Account(s), and Company Contribution Annual Account(s) subject to such change shall be determined in accordance with Section 7.2(a)(ii), 7.2(b)(ii), and/or 7.2(c)(ii), as applicable.

7.2.         Payment of Termination Benefit.  This Section 7.2 shall be applicable to Plan Years beginning on or after January 1, 2013.

(a)           Base Salary Annual Account.

(i)            A Participant, in connection with his or her election to defer an Annual Deferral Amount, shall elect the form in which his or her Base Salary Annual Account for such Plan Year will be paid.  The Participant may elect to receive each Base Salary Annual Account in the form of a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of a Base Salary Annual Account, then the Participant shall be deemed to have elected to receive such Base Salary Annual Account as a lump sum.

(ii)           A Participant may change the form of payment for a Base Salary Annual Account only once by submitting an Election Form to the Committee in accordance with the following criteria:

(A)          The election shall not take effect until at least 12 months after the date on which the election is made;

(B)          The new Benefit Distribution Date for such Base Salary Annual Account shall be five years after the Benefit Distribution Date that would otherwise have been applicable to such Base Salary Annual Account; and

(C)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Base Salary Annual Account.

For purposes of applying the provisions of this Section 7.2(a)(ii), a Participant’s election to change the form of payment for a Base Salary Annual Account shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Base Salary Annual Account.  Subject to the requirements of this Section 7.2(a)(ii), the most recent Election Form that has become effective for a Base Salary Annual Account shall govern the form of payout of such Base Salary Annual Account.

(iii)          The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall continue in accordance with the Participant’s election for each Base Salary Annual Account and shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

(b)           Bonus Annual Account.

(i)            A Participant, in connection with his or her election to defer an Annual Deferral Amount, shall elect the form in which his or her Bonus Annual Account for such Plan Year will be paid.  The Participant may elect to receive each Bonus Annual Account in the form of a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of a Bonus Annual Account, then the Participant shall be deemed to have elected to receive such Bonus Annual Account as a lump sum.

(ii)           A Participant may change the form of payment for a Bonus Annual Account only once by submitting an Election Form to the Committee in accordance with the following criteria:

(A)          The election shall not take effect until at least 12 months after the date on which the election is made;

(B)          The new Benefit Distribution Date for such Bonus Annual Account shall be five years after the Benefit Distribution Date that would otherwise have been applicable to such Bonus Annual Account; and

(C)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Bonus Annual Account.

For purposes of applying the provisions of this Section 7.2(b)(ii), a Participant’s election to change the form of payment for a Bonus Annual Account shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Bonus Annual Account.  Subject to the requirements of this Section 7.2(b)(ii), the most recent Election Form that has become effective for a Bonus Annual Account shall govern the form of payout of such Bonus Annual Account.

(iii)          The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall continue in accordance with the Participant’s election for each Bonus Annual Account and shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

(c)           Company Contribution Annual Account.

(i)            A Participant, in connection with his or her election to defer an Annual Deferral Amount, shall elect the form in which his or her Company Contribution Annual Account for such Plan Year will be paid.  The Participant may elect to receive each Company Contribution Annual Account in the form of a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of a Company Contribution Annual Account, then the Participant shall be deemed to have elected to receive such Company Contribution Annual Account as a lump sum.

(ii)           A Participant may change the form of payment for a Company Contribution Annual Account only once by submitting an Election Form to the Committee in accordance with the following criteria:

(A)          The election shall not take effect until at least 12 months after the date on which the election is made;

(B)          The new Benefit Distribution Date for such Company Contribution Annual Account shall be five years after the Benefit Distribution Date that would otherwise have been applicable to such Company Contribution Annual Account; and

(C)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Company Contribution Annual Account.

For purposes of applying the provisions of this Section 7.2(c)(ii), a Participant’s election to change the form of payment for a Company Contribution Annual Account shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Company Contribution Annual Account.  Subject to the requirements of this Section 7.2(c)(ii), the most recent Election Form that has become effective for a Company Contribution Annual Account shall govern the form of payout of such Company Contribution Annual Account.

(iii)          The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall continue in accordance with the Participant’s election for each Company Contribution Annual Account and shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

7.3.         Frozen Termination Benefit.  This Section 7.3 shall be applicable to the Plan Years prior to the 2013 Plan Year.  If a Participant experiences a Separation from Service that does not qualify as a Retirement prior to a Change in Control or the Participant’s death, the Participant shall receive the portion of his or her vested Account Balance equal to the sum of the Participant’s vested Annual Accounts for the Plan Years prior to the 2013 Plan Year in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 7.3(a) (the “Frozen Termination Benefit”).  A

Participant’s Frozen Termination Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be (i) the first day of the seventh month following the date on which the Participant experiences such Separation from Service if the Participant is a Specified Employee, and (ii) for all other Participants, the last day of the month in which the Participant experiences a Separation from Service; provided, however, if a Participant changes the form of distribution for the Frozen Termination Benefit in accordance with Section 7.3(b), the Benefit Distribution Date for the Frozen Termination Benefit shall be determined in accordance with Section 7.3(b).

(a)           A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his or her Frozen Termination Benefit in a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of the Frozen Termination Benefit, then such Participant shall be deemed to have elected to receive the Frozen Termination Benefit as a lump sum.

(b)           A Participant may change the form of payment for the Frozen Termination Benefit only once by submitting an Election Form to the Committee in accordance with the following criteria:

(i)            The election shall not take effect until at least 12 months after the date on which the election is made;

(ii)           The new Benefit Distribution Date for the Participant’s Frozen Termination Benefit shall be five years after the Benefit Distribution Date that would otherwise have been applicable to such benefit; and

(iii)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Termination Benefit.

For purposes of applying the provisions of this Section 7.3(b), a Participant’s election to change the form of payment for the Frozen Termination Benefit shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Termination Benefit.  Subject to the requirements of this Section 7.3(b), the most recent Election Form that has become effective shall govern the form of payout of the Participant’s Frozen Termination Benefit.

(c)           The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

ARTICLE 8
DEATH BENEFIT

8.1.         Death Benefit.  This Section 8.1 shall be applicable to Plan Years beginning on or after January 1, 2013.  If a Participant dies prior to a Change in Control or the Participant’s Separation from Service, the Participant’s Beneficiary(ies) shall receive his or her vested Account Balance, less the Frozen Death Benefit (defined below), in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 8.2 (the “Death Benefit”).  A Participant’s Death Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be the last day of the month in which the Committee is provided with proof that is satisfactory to the Committee of the Participant’s death; provided, however, if a Participant changes the form of distribution for one or more Base Salary Annual Accounts in accordance with Section 8.2(a)(ii), Bonus Annual Accounts in accordance with Section 8.2(b)(ii), and/or Company Contribution Annual Accounts in accordance with Section 8.2(c)(ii), the Benefit Distribution Date for the Base Salary Annual Account(s), Bonus Annual Account(s), and Company Contribution Annual Account(s) subject to such change shall be determined in accordance with Section 8.2(a)(ii), 8.2(b)(ii), and/or 8.2(c)(ii), as applicable.

8.2.         Payment of Death Benefit.  This Section 8.2 shall be applicable to Plan Years beginning on or after January 1, 2013.

(a)           Base Salary Annual Account.

(i)            A Participant, in connection with his or her election to defer an Annual Deferral Amount, shall elect the form in which his or her Base Salary Annual Account for such Plan Year will be paid.  The Participant may elect to receive each Base Salary Annual Account in the form of a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of a Base Salary Annual Account, then the Participant shall be deemed to have elected to receive such Base Salary Annual Account as a lump sum.

(ii)           A Participant may change the form of payment for a Base Salary Annual Account only once by submitting an Election Form to the Committee in accordance with the following criteria:

(A)          The election shall not take effect until at least 12 months after the date on which the election is made; and

(B)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Base Salary Annual Account.

For purposes of applying the provisions of this Section 8.2(a)(ii), a Participant’s election to change the form of payment for a Base Salary Annual Account shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Base Salary Annual Account.  Subject to the requirements of this Section 8.2(a)(ii), the most recent Election Form that has become effective for a Base Salary Annual Account shall govern the form of payout of such Base Salary Annual Account.

(iii)          The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall continue in accordance with the Participant’s election for each Base Salary Annual Account and shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

(b)           Bonus Annual Account.

(i)            A Participant, in connection with his or her election to defer an Annual Deferral Amount, shall elect the form in which his or her Bonus Annual Account for such Plan Year will be paid.  The Participant may elect to receive each Bonus Annual Account in the form of a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of a Bonus Annual Account, then the Participant shall be deemed to have elected to receive such Bonus Annual Account as a lump sum.

(ii)           A Participant may change the form of payment for a Bonus Annual Account only once by submitting an Election Form to the Committee in accordance with the following criteria:

(A)          The election shall not take effect until at least 12 months after the date on which the election is made; and

(B)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Bonus Annual Account.

For purposes of applying the provisions of this Section 8.2(b)(ii), a Participant’s election to change the form of payment for a Bonus Annual Account shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Bonus Annual Account.  Subject to the requirements of this Section 8.2(b)(ii), the most recent Election Form that has become effective for a Bonus Annual Account shall govern the form of payout of such Bonus Annual Account.

(iii)          The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall continue in accordance with the Participant’s election for each Bonus Annual Account and shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

(c)           Company Contribution Annual Account.

(i)            A Participant, in connection with his or her election to defer an Annual Deferral Amount, shall elect the form in which his or her Company Contribution Annual Account for such Plan Year will be paid.  The Participant may elect to receive each Company Contribution Annual Account in the form of a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of a Company Contribution Annual Account, then the Participant shall be deemed to have elected to receive such Company Contribution Annual Account as a lump sum.

(ii)           A Participant may change the form of payment for a Company Contribution Annual Account only once by submitting an Election Form to the Committee in accordance with the following criteria:

(A)          The election shall not take effect until at least 12 months after the date on which the election is made; and

(B)          The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Company Contribution Annual Account.

For purposes of applying the provisions of this Section 8.2(c)(ii), a Participant’s election to change the form of payment for a Company Contribution Annual Account shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to such Company Contribution Annual Account.  Subject to the requirements of this Section 8.2(c)(ii), the most recent Election Form that has become effective for a Company Contribution Annual Account shall govern the form of payout of such Company Contribution Annual Account.

(iii)          The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall continue in accordance with the Participant’s election for each Company Contribution Annual Account and shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

8.3.         Frozen Death Benefit.  This Section 8.3 shall be applicable to the Plan Years prior to the 2013 Plan Year.  If a Participant dies prior to a Change in Control or the Participant’s Separation from Service, the Participant’s Beneficiary(ies) shall receive the portion of his or her vested Account Balance equal to the sum of the Participant’s vested Annual Accounts for the Plan Years prior to the 2013 Plan Year in the form of a lump sum payment or an Annual Installment Method over a period of five years, as elected by the Participant in accordance with Section 8.3(a) (the “Frozen Death Benefit”).  A Participant’s Frozen Death Benefit shall be calculated as of the close of business on or about the applicable Benefit Distribution Date for such benefit, which shall be the last day of the month in which the Committee is provided with proof that is satisfactory to the Committee of the Participant’s death; provided, however, if a Participant changes the form of distribution for the Frozen Death Benefit in accordance with Section 8.3(b), the Benefit Distribution Date for the Frozen Death Benefit shall be determined in accordance with Section 8.3(b).

(a)           A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive his or her Frozen Death Benefit in a lump sum or pursuant to an Annual Installment Method over a period of five years.  If a Participant does not make any election with respect to the payment of the Frozen Death Benefit, then such Participant shall be deemed to have elected to receive the Frozen Death Benefit as a lump sum.

(b)           A Participant may change the form of payment for the Frozen Death Benefit only once by submitting an Election Form to the Committee in accordance with the following criteria:

(i)            The election shall not take effect until at least 12 months after the date on which the election is made; and

(ii)           The election must be made at least 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Death Benefit.

For purposes of applying the provisions of this Section 8.3(b), a Participant’s election to change the form of payment for the Frozen Death Benefit shall not be considered to be made until the date on which the election becomes irrevocable.  Such an election shall become irrevocable on a date determined by the Committee; provided, however, that such date shall be no later than 12 months prior to the Benefit Distribution Date that would otherwise have been applicable to the Participant’s Frozen Death Benefit.  Subject to the requirements of this Section 8.3(b), the most recent Election Form that has become effective shall govern the form of payout of the Participant’s Frozen Death Benefit.

(c)           The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant’s Benefit Distribution Date.  Remaining installments, if any, shall be paid no later than 60 days after each anniversary of the Participant’s Benefit Distribution Date.

ARTICLE 9
BENEFICIARY DESIGNATION

9.1.         Beneficiary.  Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant.  The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2.         Beneficiary Designation; Change; Spousal Consent.  A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee.  A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form.  If the Participant names someone other than his or her spouse as a Beneficiary, the Committee may, in its sole discretion, determine that spousal consent is required to be provided in a form designated by the Committee, executed by such Participant’s spouse and returned to the Committee.  Upon submitting a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled.  The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant prior to his or her death.

9.3.         Acknowledgment.  No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4.         No Beneficiary Designation.  If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant’s benefits, then the Participant’s designated Beneficiary shall be deemed to be his or her surviving spouse.  If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant’s estate.

9.5.         Doubt as to Beneficiary.  If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant’s Employer to withhold such payments until this matter is resolved to the Committee’s satisfaction.

9.6.         Discharge of Obligations.  The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Company, all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant’s Plan Agreement (if any) shall terminate upon such full payment of benefits.

ARTICLE 10
LEAVE OF ABSENCE

10.1.       Paid Leave of Absence.  If a Participant is authorized by the Participant’s Employer to take a paid leave of absence from the employment of the Employer, and such leave of absence does not constitute a Separation from Service, (a) the Participant shall continue to be considered eligible for the benefits provided under the Plan, and (b) the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.2.

10.2.       Unpaid Leave of Absence.  If a Participant is authorized by the Participant’s Employer to take an unpaid leave of absence from the employment of the Employer for any reason, and such leave of absence does not constitute a Separation from Service, such Participant shall continue to be eligible for the benefits provided under the Plan.  During the unpaid leave of absence, the Participant shall not be allowed to make any additional deferral elections.  However, if the Participant returns to employment, the Participant may elect to defer an Annual Deferral

Amount for the Plan Year following his or her return to employment and for every Plan Year thereafter while a Participant in the Plan, provided such deferral elections are otherwise allowed and an Election Form is delivered to the Committee for each such election in accordance with Section 3.2 above.

ARTICLE 11
TERMINATION OF PLAN, AMENDMENT OR MODIFICATION

11.1.       Termination of Plan.  Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future.  Accordingly, the Committee and the Company reserve the right to terminate the Plan.  In the event of a Plan termination no new deferral elections shall be permitted for the Participants and the Participants shall no longer be eligible to receive new company contributions.  However, after the Plan termination the Account Balances of such Participants shall continue to be credited with Annual Deferral Amounts attributable to a deferral election that was in effect prior to the Plan termination to the extent deemed necessary to comply with Code Section 409A and related Treasury Regulations, and additional amounts shall continue to be credited or debited to such Participants’ Account Balances pursuant to Section 3.6.  The Measurement Funds available to Participants following the termination of the Plan shall be comparable in number and type to those Measurement Funds available to Participants in the Plan Year preceding the Plan Year in which the Plan termination is effective.  In addition, following a Plan termination, Participant Account Balances shall remain in the Plan and shall not be distributed until such amounts become eligible for distribution in accordance with the other applicable provisions of the Plan.  Notwithstanding the preceding sentence, to the extent permitted by Treas. Reg. §1.409A-3(j)(4)(ix), the Committee or Company may provide that upon termination of the Plan, all Account Balances of the Participants shall be distributed, subject to and in accordance with any rules established by the Committee or the Company deemed necessary to comply with the applicable requirements and limitations of Treas. Reg. §1.409A-3(j)(4)(ix).

11.2.       Amendment.  The Committee or the Company may, at any time, amend or modify the Plan in whole or in part.  Notwithstanding the foregoing, no amendment or modification shall be effective to decrease the value of a Participant’s vested Account Balance in existence at the time the amendment or modification is made.

11.3.       Plan Agreement.  Despite the provisions of Sections 11.1 and 11.2, if a Participant’s Plan Agreement (if any) contains benefits or limitations that are not in this Plan document, the Committee or Company may only amend or terminate such provisions with the written consent of the Participant.

11.4.       Effect of Payment.  The full payment of the Participant’s vested Account Balance in accordance with the applicable provisions of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan, and the Participant’s Plan Agreement (if any) shall terminate.

ARTICLE 12
ADMINISTRATION

12.1.       Committee Duties.  Except as otherwise provided in this Article 12, this Plan shall be administered by the Compensation and Stock Option Committee of the Board (the “Committee”).  Members of the Committee may be Participants under this Plan.  The Committee shall also have the discretion and authority to (a) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan, (b) decide or resolve any and all questions, including benefit entitlement determinations and interpretations of this Plan, as may arise in connection with the Plan; and (c) delegate certain responsibilities to certain management employees.  Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself.  When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2.       Administration Upon Change In Control.  Within 120 days following a Change in Control, the individuals who comprised the Committee immediately prior to the Change in Control (whether or not such individuals are members of the Committee following the Change in Control) may, by written consent of the majority of such individuals, appoint an independent third party administrator (the “Administrator”).  The Administrator shall be the Committee provided for in Section 12.1 above and shall perform any or all of the duties described in Section 12.1 above, including without limitation, the power to determine any questions arising in connection with the administration or interpretation of the Plan, and the power to make benefit entitlement determinations.  Upon and after the effective date of such appointment, (a) the Company must pay all reasonable administrative expenses and fees of the Administrator, and (b) the Administrator may only be terminated with the written consent of the majority of Participants with an Account Balance in the Plan as of the date of such proposed termination.

12.3.       Agents.  In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel.

12.4.       Binding Effect of Decisions.  The decision or action of the Committee or Administrator, as applicable, with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5.       Indemnity of Committee.  The Company shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6.       Employer Information.  To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the compensation of its Participants, the date and circumstances of the Separation from Service or death of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

ARTICLE 13
OTHER BENEFITS AND AGREEMENTS

13.1.       Coordination with Other Benefits.  The benefits provided for a Participant and Participant’s Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant’s Employer.  The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

ARTICLE 14
CLAIMS PROCEDURES

14.1.       Presentation of Claim.  Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a “Claimant”) may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan.  If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant.  All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred.  The claim must state with particularity the determination desired by the Claimant.

14.2.       Notification of Decision.  The Committee shall consider a Claimant’s claim within a reasonable time, but no later than 90 days after receiving the claim.  If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90 day period.  In no event shall such extension exceed a period of 90 days from the end of the initial period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination.  The Committee shall notify the Claimant in writing:

(a)           that the Claimant’s requested determination has been made, and that the claim has been allowed in full; or

(b)           that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant’s requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

(i)            the specific reason(s) for the denial of the claim, or any part of it;

(ii)           specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

(iii)          a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

(iv)          an explanation of the claim review procedure set forth in Section 14.3 below; and

(v)           a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

14.3.       Review of a Denied Claim.  On or before 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant’s duly authorized representative) may file with the Committee a written request for a review of the denial of the claim.  The Claimant (or the Claimant’s duly authorized representative):

(a)           may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claim for benefits;

(b)           may submit written comments or other documents; and/or

(c)           may request a hearing, which the Committee, in its sole discretion, may grant.

14.4.       Decision on Review.  The Committee shall render its decision on review promptly, and no later than 60 days after the Committee receives the Claimant’s written request for a review of the denial of the claim.  If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 60 day period.  In no event shall such extension exceed a period of 60 days from the end of the initial period.  The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination.  In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.  The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

(a)           specific reasons for the decision;

(b)           specific reference(s) to the pertinent Plan provisions upon which the decision was based;

(c)           a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant’s claim for benefits; and

(d)           a statement of the Claimant’s right to bring a civil action under ERISA Section 502(a).

14.5.       Legal Action.  A Claimant’s compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant’s right to commence any legal action with respect to any claim for benefits under this Plan.

ARTICLE 15
TRUST

15.1.       Establishment of the Trust.  In order to provide assets from which to fulfill its obligations to the Participants and their Beneficiaries under the Plan, the Company, within its sole discretion, may establish a trust by a trust agreement with a third party, the trustee, to which the Company may, in its discretion, contribute cash or other property to provide for the benefit payments under the Plan (the “Trust”).

15.2.       Interrelationship of the Plan and the Trust.  The provisions of the Plan and the Plan Agreement (if any) shall govern the rights of a Participant to receive distributions pursuant to the Plan.  The provisions of the Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets transferred to the Trust.  The Company shall at all times remain liable to carry out its obligations under the Plan.

15.3.       Distributions From the Trust.  Each Employer’s obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer’s obligations under this Plan.

ARTICLE 16
MISCELLANEOUS

16.1.       Status of Plan.  The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that “is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1).  The Plan shall be administered and interpreted (a) to the extent possible in a manner consistent with the intent described in the preceding sentence, and (b) in accordance with Code Section 409A and related Treasury guidance and Regulations.

16.2.       Unsecured General Creditor.  Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer.  For purposes of the payment of benefits under this Plan, any and all of an Employer’s assets shall be, and remain, the general, unpledged unrestricted assets of the Employer.  An Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3.       Company’s Liability.  The Company’s liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement (if any).  The Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement (if any).

16.4.       Nonassignability.  Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer,

hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable.  No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5.       Not a Contract of Employment.  The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant.  Such employment is hereby acknowledged to be an “at will” employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement.  Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6.       Furnishing Information.  A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7.       Terms.  Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8.       Captions.  The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9.       Governing Law.  Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

16.10.     Notice.  Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

Reliance Steel & Aluminum Co.

Attn:  Chief Financial Officer

350 S. Grand Ave., Ste. 5100

Los Angeles, CA 90071

Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11.     Successors.  The provisions of this Plan shall bind and inure to the benefit of the Participant’s Employer and its successors and assigns and the Participant and the Participant’s designated Beneficiaries.

16.12.     Spouse’s Interest.  The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor shall such interest pass under the laws of intestate succession.

16.13.     Validity.  In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14.     Incompetent.  If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person’s property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person.  The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit.  Any payment of a benefit shall be a payment for the account of the Participant and the Participant’s Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15.     Distribution in the Event of Income Inclusion Under Code Section 409A.  If any portion of a Participant’s Account Balance under this Plan is required to be included in income by the Participant prior to receipt due to a failure of this Plan to comply with the requirements of Code Section 409A and related Treasury Regulations, the Committee may determine that such Participant shall receive a distribution from the Plan in an amount equal to the lesser of (i) the portion of his or her Account Balance required to be included in income as a result of the failure of the Plan to comply with the requirements of Code Section 409A and related Treasury Regulations, or (ii) the unpaid vested Account Balance.

16.16.     Deduction Limitation on Benefit Payments.  If an Employer reasonably anticipates that the Employer’s deduction with respect to any distribution from this Plan would be limited or eliminated by application of Code Section 162(m), then to the extent permitted by Treas. Reg. §1.409A-2(b)(7)(i), payment shall be delayed as deemed necessary to ensure that the entire amount of any distribution from this Plan is deductible.  Any amounts for which distribution is delayed pursuant to this Section shall continue to be credited/debited with additional amounts in accordance with Section 3.6.  The delayed amounts (and any amounts credited thereon) shall be distributed to the Participant (or his or her Beneficiary in the event of the Participant’s death) at the earliest date the Employer reasonably anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m).  In the event that such date is determined to be after a Participant’s Separation from Service and the Participant to whom the payment relates is determined to be a Specified Employee, then to the extent deemed necessary to comply with Treas. Reg. §1.409A-3(i)(2), the delayed payment shall not be made before the first day of the seventh month following such Participant’s Separation from Service.

16.17.     Limited Cashout.  Notwithstanding anything herein to the contrary, the Committee may, in its discretion, automatically pay out a Participant’s vested Account Balance in a lump sum, provided that such payment satisfies the requirements in (a) through (c) below:

(a)           Such payment results in the termination and liquidation of the entirety of the Participant’s interest under the Plan, including all agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under Treas. Reg. §1.409A-1(c)(2);

(b)           Such payment is not greater than the applicable dollar amount under Code Section 402(g)(1)(B); and

(c)           Such exercise of Committee discretion is evidenced in writing no later than the date of such payment.

IN WITNESS WHEREOF, the Company has signed this Plan document to be amended and restated effective as of January 1, 2013.

“Company”

Reliance Steel & Aluminum Co.,

a California corporation

By:	/s/ Karla R. Lewis

Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer)

APPENDIX A

LIMITED TRANSITION RELIEF FOR DISTRIBUTION ELECTIONS MADE AVAILABLE IN ACCORDANCE WITH NOTICE 2007-86

The capitalized terms below shall have the same meaning as provided in Article 1 of the Plan.

Opportunity to Make New (or Revise Existing) Distribution Elections.  Notwithstanding the required deadline for the submission of an initial distribution election under Articles 4 through 8 of the Plan, the Committee may, to the extent permitted by Notice 2007-86, provide a limited period in which Participants may make new distribution elections, or revise existing distribution elections, with respect to amounts subject to the terms of the Plan, by submitting an Election Form on or before the deadline established by the Committee, which in no event shall be later than December 31, 2008.  Any distribution election(s) made by a Participant in accordance with this Appendix A shall not be treated as a change in either the form or timing of a Participant’s benefit payment for purposes of Code Section 409A or the Plan.

The Committee shall interpret all provisions relating to an election submitted in accordance with this Appendix in a manner that is consistent with Code Section 409A and related Treasury guidance or Regulations.  By way of example, if any distribution election submitted by a Participant in 2008 either (a) relates to an amount that would otherwise be paid to the Participant in 2008, or (b) would cause an amount to be paid to the Participant in 2008, such election shall not be effective.